Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.
Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO. P00019	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824
9B. DATED (SEE ITEM 11)

x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201200004I
10B. DATED (SEE ITEM 13)
CODE 1410445	FACILITY CODE	06/15/2012
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to: (1) include language on contract minimum and maximum; (2) include language on order limitations during Presidential declared national emergencies; and (3) include “Additional CIADM Requirements.”

See attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print).	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**]
15B. CONTRACTOR/OFFEROR sean m kirk (Signature of person authorized to sign)	15C. DATE SIGNED 05/25/2020	16B. UNITED STATES OF AMERICA [**] -S (Signature of Contracting Officer)	16C. DATE SIGNED 05/25/2020
Previous edition unusable    STANDARD FORM 30 (Rev. 11/2016)
Prescribed by GSA     FAR (48 CFR) 53.243
Contract Number: HHSO100201200004I
Modification Number: P00019

On the effective date of this modification, Contract Number HHSO100201200004I is modified as follows:
SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS is modified to include the following:
B.4. This is a Multiple Award Indefinite Quantity contract as contemplated by FAR 16.504. The total minimum quantity of services the Government will acquire under the contract has been satisfied. The total maximum quantity of services the Government may acquire under the contract is $1,733,653,347.02.
Paragraph B.2.3 Minimum and Maximum Ordering Limitations and Ceiling Limitations is modified to include the following:
B.2.3.1.5. The above Ordering Limitations are not applicable to requirements issued in response to a Presidential declared national emergency under the National Emergencies Act (50 U.S.C. 1601 et seq.).
SECTION H—Special Contract Requirements is modified to include the following:
H.27. Additional CIADM Requirements
As provided in Section C.2.1, the purpose of the CIADM is to expand domestic biopharmaceutical (vaccines and other CBRN biologic MCMs) production capacity for advanced development at pilot and commercial scale to augment existing manufacturing infrastructure. This purpose includes the capability to incorporate emerging and innovative technologies that could be applied to current or future USG MCM development efforts to reduce risk, increase yield, and/or reduce total life cycle costs.
Contractor and Government acknowledge that additional biopharmaceutical manufacturing capabilities, including additional manufacturing facilities, may be required to effectuate the purpose of this contract. When such needs arise, Contractor and Government shall negotiate and agree upon a defined scope of work and estimated costs. As a result, this contract may be bilaterally modified from time to time and task orders may be issued as may be required to incorporate such changes.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.